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                                                                    EXHIBIT 10.3

                                    BROWARD
                                --------------
                                 COUNTY ARENA


                       EXECUTIVE SUITE LICENSE AGREEMENT
                       ---------------------------------


Licensee      :     Extended Stay America, Inc.

Address       :     450 E. Las Olas Blvd., Suite 1100
                    Fort Lauderdale, FL 33301

Phone No.     :     (954) 713-1600      Fax No.     (954) 713-1650

Contact Person:     Phyllis Korman


     This License Agreement ("Agreement") is made and entered into by and between ARENA OPERATING COMPANY, LTD., a Florida limited partnership, ("Operator") and Licensee.

     In consideration of the mutual covenants and agreements set forth in this Agreement, Operator and Licensee do hereby agree as follows:

A. Grant of License. Subject to the Basic Terms described below and the Terms and Conditions set forth in this Agreement, Operator hereby grants Licensee the privilege and right to use the executive suite (the "Suite") located at the Broward County Civic Arena, in the City of Sunrise, Florida (the "Arena").

B.   Basic Terms. The following terms shall apply to this Agreement:

     1. Suite. The Suite and the License granted hereunder shall have the following characteristics:

     Suite No. SL #46

     Annual Suite Fee: $120,000 Security Deposit: $24,000 (see Section 3.2)

     Security Deposit is due upon execution of this Agreement.

     50% of the Initial Suite Fee Payment due on or before March 1st, 1998.

     Balance of Initial Suite Fee Payment due on or before July 1st, 1998.

     Annual Payment due on or before September 1st of each succeeding year.

     The Term of this Agreement is 7 years commencing September 1st, 1998 and expiring on August 31st, 2005 (See Section 3.3).

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     allotted for the Suite shall be sixteen (16) (See Section 2.2).

C. Terms and Conditions. The attached Terms and Conditions are incorporated by reference into this Agreement.

D. Entire Agreement. This Agreement, consisting of the basic Agreement and the attached Terms and Conditions, constitutes the entire Agreement between the parties. This Agreement supersedes all prior agreements or negotiations concerning the subject matter hereof. No representation, promise or undertaking heretofore or concurrently made, whether in advertising or marketing materials, discussions or otherwise, shall be binding on either party unless specifically set forth herein.

     IN WITNESS WHEREOF, this Agreement shall become effective and binding upon the parties when executed by both Licensee and Operator, as indicated below. Licensee has reviewed the attached Terms and Conditions of this Agreement and agrees to be bound hereby.

ARENA OPERATING COMPANY, LTD.,                 LICENSEE*:
a Florida limited partnership

By: Arena Operating Company, Inc. a            --------------------------------
    Florida corporation, its general partner


By:                                            By: /s/ George D. Johnson, Jr.
    ----------------------------------------       ----------------------------

Name:                                          Name:
      --------------------------------------         --------------------------

Title:                                         Title: CEO
       -------------------------------------          -------------------------

Date:
      --------------------------------------   By:
                                                   ----------------------------

                                               Name:
                                                     --------------------------

                                               Title:
                                                      -------------------------

                                               By:
                                                   ----------------------------

                                               Name:
                                                     --------------------------

                                               Title:
                                                      -------------------------

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     * Each person or persons listed above as Licensee must sign this Agreement.
If the Licensee is a corporation or a partnership, the title of the authorized signatory must be included.

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